Confidential | for discussion purposes only GOLUB CAPITAL BDC 3, INC. INVESTOR PRESENTATION QUARTER ENDED JUNE 30, 2022

2 Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward- looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies including our and their ability to achieve our and their respective objectives as a result of the coronavirus ("COVID-19") pandemic; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the availability of equity and debt capital and our use of borrowed funds to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets, including changes from the impact of an inflationary economic environment and/or the COVID-19 pandemic; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to the disruptions caused by the COVID-19 pandemic; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; general price and volume fluctuations in the stock market; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Disclaimer

Summary of Financial Results 01

4 Quarter Ended March 31, 2022 June 30, 2022 Selected Financial Highlights Net investment income per share $0.26 $0.30 Accrual (reversal) for capital gain incentive fee per weighted average share 0.01 (0.04) Net investment income before accrual for capital gain incentive fee (net) per weighted average share1 $0.27 $0.26 Net realized/unrealized gain (loss) per share $0.11 ($0.25) Earnings (loss) per share $0.37 $0.05 Distributions declared per share $0.37 $0.18 Net Asset Value Per Share $15.00 $14.88 1. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee under GAAP which is not contractually payable under the terms of the Company’s investment advisory agreement with GC Advisors ( the “Investment Advisory Agreement”). The capital gain incentive fee payable as calculated under the Investment Advisory Agreement for the period ended June 30, 2022 is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. Summary of Financial Results vs. Prior Quarter

GBDC 3 Performance Drivers 02

6 Drivers of GBDC 3’s FQ3 2022 Earnings Key Themes from Quarter Ended June 30, 2022 Impact on GBDC 3 See the slide titled “Endnotes - Drivers of GBDC 3’s FQ3 2022 Earnings” at the end of this presentation for footnotes. ■ U.S. equity and credit markets fell meaningfully over the quarter, with the S&P 500 falling by ~16% and the Bloomberg U.S. Aggregate Bond Index falling by ~5% ■ The U.S. economy demonstrated muddling growth in profits and faster growth in revenues based on data across middle market companies in Golub Capital portfolios1 ■ Headline CPI inflation remains high2 ■ Short-term interest rates increased meaningfully ■ Credit spreads widened across virtually all classes of credit, including senior secured floating rate loans3 ■ Middle market deal activity was solid, but slowed over the course of the quarter ■ Continued strong credit performance: 1) Stable internal performance ratings4, 2) Low non- accruals4, and 3) Low net realized losses ■ Well positioned for higher interest rates with ~100% floating rate loan investment portfolio and financial leverage below 1.00x debt-to-equity ■ Increase in net unrealized losses driven by market movements, not by changes in portfolio credit quality5 ■ Solid net originations resulted in healthy portfolio growth

7 $15.00 $0.30 ($0.18) $0.00 ($0.25) $0.01 $14.88 March 31, 2022 NAV Net Investment Income Dividends Recorded in June 30, 2022 Quarter Net Realized Gain (Loss) on Investments Net Change in Unrealized Appreciation (Depreciation) on Investments Other Changes in Unrealized Depreciation¹ June 30, 2022 NAV Unrealized Losses Drove a NAV Per Share Decrease from March 31, 2022 NAV Per Share Bridge Net Realized & Unrealized Loss: ($0.25) * Represents an amount less than $0.01 per share 1. Represents the impact of different share amounts as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on the shares outstanding at the end of the period and as of the dividend record date. ($0.37)*

Summary of Financial Results for the Quarter Ended June 30, 2022 03

9 Financial Highlights (Dollar amounts in 000s, except per share data) Quarter Ended Selected Financial Highlights 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 Net income (loss) $15,344 $15,665 $24,735 $26,139 $4,079 Net investment income 10,596 12,966 16,359 18,598 23,458 Net realized/unrealized gain (loss) 4,749 2,699 8,376 7,541 (19,379) Distributions declared $15,344 $15,665 $24,735 $26,139 $13,743 Quarter Ended Per Share1 and Return on Equity2 Statistics 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 Earnings (loss) per weighted average share $0.37 $0.32 $0.39 $0.37 $0.05 Net investment income per weighted average share 0.26 0.27 0.26 0.26 0.30 Accrual (reversal) for capital gain incentive fee per weighted average share 0.02 0.01 0.02 0.01 (0.04) Net investment income before accrual for capital gain incentive fee (net) per weighted average share3 0.28 0.28 0.28 0.27 0.26 Net realized/unrealized gain (loss) per weighted average share 0.11 0.05 0.13 0.11 (0.25) Quarterly return on equity – net income (loss) 2.5% 2.2% 2.6% 2.5% 0.4% Net asset value $15.00 $15.00 $15.00 $15.00 $14.88 1. Per share returns are calculated based on the daily weighted average shares outstanding during the period presented. 2. The quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 3. As a supplement to GAAP financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which is not contractually payable under the terms of the Company’s Investment Advisory Agreement. The capital gain incentive fee payable for the period ended June 30, 2022, as calculated under the Investment Advisory Agreement is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP.

10 $1,177,327 $1,438,643 $1,919,955 $2,037,222 $2,259,798 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 $2,200,000 $2,400,000 Portfolio Highlights – Net Funds Growth – Total investments at fair value increased by approximately 10.9%, or $222.6 million, during the three months ended June 30, 2022. – As of June 30, 2022, we had $23.3 million of undrawn revolver commitments to portfolio companies. Historical Investment Portfolio ($000) Equity Junior Debt1 First Lien Traditional Senior 1. Junior Debt is comprised of second lien and subordinated debt. 18% 79% 2% 1% 18% 78% 3% 1% 13% 81% 5% 1% 13% 81% 5% 1% 11% 83% 5% 1% First Lien One Stop

11 Software 26% Healthcare Providers and Services 7% Specialty Retail 6% IT Services 6% Automobiles 5%Insurance 5% Diversified Consumer Services 5% Commercial Services and Supplies 4% Portfolio Highlights – Portfolio Diversity Investment Portfolio $2,260mm | 263 Investments | Average Size <0.4% * Represents an amount less than 0.5% 1. Junior debt is comprised of second lien and subordinated debt. 2. The percentage of fixed rate loans and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 3. Based on S&P 2018 industry code. The ten largest industries represented as a percentage of the portfolio at fair value are labeled. All other industry segments are each below 3%. Diversification by Obligor Equity Junior Debt1 First Lien One Stop First Lien Traditional Senior Top 25 Investments 37% Remaining 238 Investments 63% Top 10 Investments 18% Avg Size <0.4% Portfolio Composition by Interest Rate Type on Loans2 Diversification by Industry3 35 industries below 3% 5% 11% 83% 1% Portfolio Composition by Seniority Floating, 100% Fixed, 0% 94% First Lien *

12 1. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income and amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. 2. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. 3. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. 4. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. Portfolio Highlights – Economic Analysis 7.7% 7.7% 7.7% 7.6% 7.5% 7.5% 7.3% 7.5% 7.3% 7.2% 7.2% 7.1% 7.0% 7.0% 6.9% 7.1% 5.2% 5.1% 5.1% 4.9% 4.9% 4.9% 4.6% 4.1% 2.5% 2.6% 2.6% 2.7% 2.6% 2.6% 2.7% 3.4% 0.2% 0.2% 0.2% 0.1% 0.1% 0.2% 1.0% 2.3% Investment income yield¹ Income yield² Weighted average net investment spread³ Weighted average cost of debt 3-Month London Interbank Offered Rate (“LIBOR”) September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 4

13 Portfolio Highlights – Credit Quality – Over 96% of the investments in our portfolio have an Internal Performance Rating of 4 or higher as of June 30, 2022, and only one portfolio company investment on non-accrual. * Represents an amount less than 0.1%. Internal Performance Ratings (% of Portfolio at Fair Value) Internal Performance Rating Definitions At Fiscal Year End At Quarter End Rating 2019 2020 2021 December 31, 2021 March 31, 2022 June 30, 2022 5 0.3% 2.2% 5.7% 4.2% 3.2% 3.6% 4 98.1% 85.6% 91.9% 94.4% 94.5% 93.3% 3 1.6% 12.2% 2.4% 1.4% 2.3% 3.1% 2 0.0% 0.0%* 0.0%* 0.0%* 0.0%* 0.0%* 1 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Grand Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination

14 Quarterly Statements of Financial Condition As of (Dollar amounts in 000s, except share and per share data) June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 (unaudited) (audited) (unaudited) (unaudited) (unaudited) Assets Investments, at fair value $1,177,327 $1,438,643 $1,919,955 $2,037,222 $2,259,798 Cash, cash equivalents and foreign currencies 16,907 53,306 17,041 34,336 18,482 Restricted cash and cash equivalents 21,519 36,673 36,334 48,655 67,457 Other assets 5,665 6,689 10,716 9,849 17,771 Total Assets $1,221,418 $1,535,311 $1,984,046 $2,130,062 $2,363,508 Liabilities and Net Assets Debt $538,005 $700,439 $884,808 $983,221 $1,103,735 Unamortized debt issuance costs (3,222) (2,699) (3,199) (4,354) (4,099) Other short-term borrowings – – 52,140 — — Interest payable 2,736 2,312 3,518 4,453 7,792 Management and incentive fee payable 6,606 7,742 10,605 11,065 9,314 Distributions payable 15,344 11,897 8,259 18,834 13,743 Other liabilities 1,710 1,155 1,704 1,125 6,430 Total Liabilities 561,179 720,846 957,835 1,014,344 1,136,915 Total Net Assets 660,239 814,465 1,026,211 1,115,718 1,226,593 Total Liabilities and Net Assets $1,221,418 $1,535,311 $1,984,046 $2,130,062 $2,363,508 Net Asset Value per Share $15.00 $15.00 $15.00 $15.00 $14.88 Leverage Ratio 0.82x 0.86x 0.92x 0.89x 0.91x Asset coverage 222.1% 215.9% 209.1% 213.0% 210.4% Common shares outstanding 44,015,937 54,297,683 68,414,116 74,381,270 82,417,165

15 Quarterly Operating Results Quarter Ended (Dollar amounts in 000s, except share and per share data) June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $20,046 $22,870 $30,071 $33,541 $37,907 Dividend income 16 189 53 2 12 Fee income 337 552 699 159 498 Total Investment Income $20,399 $23,611 $30,823 $33,702 $38,417 Expenses Interest and other debt financing expenses $3,463 $3,848 $5,173 $6,468 $8,865 Base management fee, net of waiver 2,759 3,247 4,235 4,934 5,432 Incentive fee – net investment income, net of waiver1 2,000 2,354 3,088 1,983 2,787 Incentive fee – capital gains, net of waiver 738 375 1,141 877 (3,322) Other operating expenses 844 821 827 842 1,197 Total expenses 9,804 10,645 14,464 15,104 14,959 Net investment income $10,595 $12,966 $16,359 $18,598 $23,458 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency transactions $273 ($431) $2,100 ($13) $70 Net unrealized appreciation (depreciation) on investments and foreign currency transactions 4,476 3,130 6,276 7,554 (19,449) Net gain (loss) on investments and foreign currency transactions 4,749 2,699 8,376 7,541 (19,379) Net increase (decrease) in net assets resulting from operations $15,344 $15,665 $24,735 $26,139 $4,079 Per Share Data Earnings (loss) per weighted average share2 $0.37 $0.32 $0.39 $0.37 $0.05 Net investment income per weighted average share2 $0.26 $0.27 $0.26 $0.26 $0.30 Distributions declared per share3 $0.37 $0.32 $0.39 $0.37 $0.18 Weighted average common shares outstanding 40,825,943 47,515,422 62,979,848 71,282,526 77,136,908 1. For the quarter ended March 31, 2022, GC Advisors agreed to a one-time waiver of $0.7 million of income incentive fees calculated under the investment advisory agreement. 2. Per share data are calculated based on the daily weighted average shares outstanding during the period presented. 3. Per share data are based on (i) the total distributions paid for each respective record date during the period presented divided by (ii) the total number of shares outstanding on each respective record date. Please see slide titled, “Common Stock and Distribution Information” included in this presentation for details on the distributions declared during the period.

16 3.1% 2.7% 2.3% 2.1% 2.5% 3.0% 2.4% (8.7)% 8.3% 3.5% 3.1% 3.5% 2.5% 2.2% 2.6% 2.5% 0.4% Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Quarterly Return on Equity Since Inception* * Quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 1. Internal rate of return (“IRR”) on net asset value (“NAV”) is calculated at the fund level using beginning of period NAV, capital share issuances during the period, distributions paid or payable during the period, and ending period NAV. Period beginning August 1, 2017 and ending June 30, 2022. The first investment in GBDC 3 took place on August 1, 2017. These returns do not represent an actual return to any investor in the Company. Investors in GBDC 3 have achieved a 8.5% IRR on NAV1 Avg. 2.2%

17 Liquidity and Capital Subscriptions Cash and Cash Equivalents – Unrestricted cash and cash equivalents and foreign currencies totaled $18.5 million as of June 30, 2022. – Restricted cash and cash equivalents totaled $67.5 million as of June 30, 2022. Restricted cash is held in our Deutsche Bank Credit Facility, 2021 Debt Securitization and 2022 Debt Securitization, and is reserved for quarterly interest payments and is also available for new investments that qualify for reinvestment. Capital Subscriptions – As of June 30, 2022, we had total investor capital subscriptions of $1.388 billion and contributed capital of $1.169 billion (84.2% called capital ratio). – During the quarter ended June 30, 2022, we issued 3 capital calls for proceeds of $116.2 million. In addition, after quarter end, we issued one capital call for proceeds of $41.0 million. Debt Facilities – Availability – Signature Bank Revolver – As of June 30, 2022, subject to leverage and borrowing base restrictions, we had $15.4 million of remaining commitments and no availability on this $180.0 million revolving credit facility. – Deutsche Bank Credit Facility – As of June 30, 2022, subject to leverage and borrowing base restrictions, we had $360.9 million of remaining commitments and availability on this $750.0 million revolving credit facility. On June 24, 2022, we amended the Deutsche Bank Credit Facility to, among other things, increase the borrowing capacity from $350.0 million to $750.0 million and amend the interest rate on borrowings to 3 Month SOFR + 2.15% from 3 Month LIBOR + 2.00%. – GC Advisors Revolver – As of June 30, 2022, we had $40.0 million of remaining commitments and availability on our $40.0 million unsecured line of credit with GC Advisors. 1. Information presented is as of June 30, 2022. 2. The SOFR interest rate is subject to an additional spread adjustment of 0.10%. 3. Interest rate for the 2021 Debt Securitization represents the weighted average spread over 3-month LIBOR for the various tranches of issued notes, excluding a $10.0 million note that has a fixed rate of 3.91% and tranches retained by the Company. Key Funding Vehicles1 Funding Source Debt Commitment Outstanding Par Undrawn Commitment Reinvestment Period Stated Maturity Interest Rate Signature Bank Revolver $180,000 $164,600 $15,400 N/A February 4, 2023 SOFR + 1.70%2 Deutsche Bank Credit Facility 750,000 389,135 360,865 March 10, 2023 March 10, 2026 SOFR + 2.15% 2021 Debt Securitization 298,000 298,000 — April 15, 2025 April 15, 2033 3 Month LIBOR + 1.77%3 2022 Debt Securitization 252,000 252,000 — January 25, 2024 January 18, 2030 3 Month SOFR + 2.00% GC Advisors Revolver 40,000 — 40,000 N/A September 29, 2023 Applicable Federal Rate

18 Common Stock and Distribution Information Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount February 5, 2021 April 29, 2021 April 2021 39,578,474.129 July 26, 2021 $0.1001 $3,961 May 7, 2021 May 28, 2021 May 2021 41,898,514.167 July 26, 2021 0.1491 6,247 May 7, 2021 June 25, 2021 June 2021 44,018,143.919 July 26, 2021 0.1167 5,136 Total for Quarter Ended June 30, 2021 $0.3659 $15,344 May 7, 2021 July 19, 2021 July 2021 44,015,937.428 September 27, 2021 $0.0856 $3,768 August 6, 2021 August 30, 2021 August 2021 49,904,941.097 November 22, 2021 0.1333 6,653 August 6, 2021 September 20, 2021 September 2021 49,904,941.097 November 22, 2021 0.1051 5,244 Total for Quarter Ended September 30, 2021 $0.3240 $15,665 August 6, 2021 October 18, 2021 October 2021 56,431,212.836 December 27, 2021 $0.1168 $6,593 November 19, 2021 November 29, 2021 November 2021 65,852,241.833 December 27, 2021 0.1501 9,883 November 19, 2021 December 20, 2021 December 2021 68,007,006.127 February 28, 2022 0.1214 8,259 Total for Quarter Ended December 31, 2021 $0.3883 $24,735 November 19, 2021 January 20, 2022 January 2022 68,414,116.228 March 23, 2022 $0.1068 $7,305 February 4, 2022 February 25, 2022 February 2022 71,896,291.279 May 23, 2022 0.1425 10,246 February 4, 2022 March 21, 2022 March 2022 72,096,011.282 May 23, 2022 0.1191 8,588 Total for Quarter Ended March 31, 2022 $0.3684 $26,139 February 4, 2022 April 29, 2022 April 2022 76,705,607.756 July 25, 2022 $0.0800 $6,135 May 6, 2022 May 20, 2022 May 2022 76,705,607.756 July 25, 2022 0.0992 7,608 May 6, 2022 June 24, 2022 June 20221 79,224,646.937 September 14, 2022 — — Total for Quarter Ended June 30, 2022 $0.1792 $13,743 Distributions Paid (Dollar amounts in 000s, except share and per share data) 1. On May 6, 2022, our board of directors declared a distribution in an amount equal to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period June 1, 2022 through June 30, 2022 per share payable on September 14, 2022 to shareholders of record on June 24, 2022. Due to a net decrease in net assets resulting from operations for the period June 1, 2022 through June 30, 2022, the distribution declared for the June 2022 earnings period was zero.

19 Common Stock and Distribution Information Distributions Declared (Dollar amounts in 000s, except share and per share data) Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount May 6, 2022 July 19, 2022 July 2022 82,417,164.611 September 14, 2022 TBD TBD August 5, 2022 September 20, 2022 Aug/Sept 20221 TBD November 22, 2022 TBD TBD August 5, 2022 October 18, 2022 October 20222 TBD December 28, 2022 TBD TBD 1. On August 5, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of September 30, 2022 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period August 1, 2022 through September 30, 2022 and the payment of this distribution is $15.00 per share. 2. On August 5, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of October 31, 2022 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period October 1, 2022 through October 31, 2022 and the payment of this distribution is $15.00 per share.

Appendix: Endnotes A

21 Endnotes - Drivers of GBDC 3’s FQ3 2022 Earnings 1. Please see the June 30, 2022 Golub Capital Middle Market Report (which is available on Golub Capital’s website at www.golubcapital.com) for additional details. The Golub Capital Middle Market Report for Q2 2022 compared the April and May 2022 revenue and earnings of middle market private companies in the Golub Capital Altman Index to revenue and earnings in April and May 2021. 2. Consumer Price Index (“CPI”) inflation released by the Bureau of Labor Statistics was 9.1% over the twelve month period ended June 30, 2022. 3. The S&P/LSTA U.S. Leveraged Loan 100 Index yield-to-maturity increased by 258 bps between March 31, 2022 and June 30, 2022. Over the same time period the yield-to- maturity on the S&P 500 Investment Grade Corporate Bond Index increased by 105 bps. 4. Please see page titled, “Portfolio Highlights – Credit Quality”. 5. Please see page titled, “Unrealized Losses Drove a NAV Per Share Decrease from March 31, 2022”.